EXHIBIT 10.01

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                                                   EXECUTION COPY


                      COMPLETION GUARANTEE


           COMPLETION GUARANTEE dated as of March 28, 1996 (this "COMPLETION GUARANTEE") by SHOWBOAT, INC., a Nevada corporation (the "GUARANTOR"), in favor of AMERICAN BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined below), its successors and assigns.

                            RECITALS

     A. WHEREAS, pursuant to that certain Indenture dated as of March 28, 1996 (the "INDENTURE") by and among Showboat Marina Casino Partnership, an Indiana general partnership ("SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY") and the Trustee, as trustee, the Company has issued $140,000,000 aggregate principal amount of 13 1/2% First Mortgage Notes due 2003 (the "FIRST MORTGAGE NOTES");

     B.        WHEREAS,   the  Company   has  entered  into   the
Indenture  to  finance,   in   part,   the  design,  development,
construction, equipping and opening of East Chicago Showboat;

     C.        WHEREAS,   the   Guarantor   indirectly   owns   a
substantial equity interest in the Company and will obtain substantial economic and other benefits as a result of the successful completion of East Chicago Showboat; and

     D. WHEREAS, as a material inducement to the purchasers of the First Mortgage Notes, the Guarantor has agreed that it will guarantee, for the benefit of the holders of the First Mortgage Notes from time to time (the "Holders"), the obligations of the Company to complete the construction of East Chicago Showboat as provided herein;

                           AGREEMENT

           NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties for the benefit of the Holders and hereby covenants and agrees for the benefit of the Holders as follows:

     1. OBLIGATIONS GUARANTEED. Subject to Paragraph 12 hereof, the Guarantor hereby irrevocably and unconditionally guarantees (a) the Company's obligation to complete the construction  of  East  Chicago Showboat  so  that  East  Chicago
Showboat is Operating in accordance with the terms of the Indenture and the Escrow and Disbursement Agreement and (b) the payment of all Amounts Required For Completion payable by the
Company on or prior to the date on which East Chicago Showboat becomes Operating. The Guarantor hereby irrevocably and unconditionally guarantees the payment of any Disputed Amounts (as defined in the Escrow and Disbursement Agreement) that it has acknowledged under the Escrow and Disbursement Agreement and that the Company does not pay when due and payable, whether or not East Chicago Showboat becomes Operating. The Guarantor's obligations hereunder are referred to as the "OBLIGATIONS." Such Obligations shall include, without limitation, (a) the payment, satisfaction or discharge of all Liens, other than Permitted Liens, that are or may be imposed upon or asserted against East Chicago Showboat, any related real property or any portion thereof and (b) the defense and indemnification of the Trustee and the Holders against all such Liens, other than

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Permitted  Liens,   whether arising from the furnishing of labor,
materials, supplies or equipment, from taxes, assessments, fees or other charges, from injuries or damage to persons or property, or otherwise. The Guarantor agrees to perform and comply with its Obligations hereunder, whether or not the Company is liable therefor individually or jointly or severally with others, and whether or not recovery against the Company is or may become barred by any applicable statute of limitations or is or may become unenforceable or discharged for any reason other than payment or performance thereof in full. Without limiting the generality of the foregoing, the Guarantor agrees that the Obligations shall include its obligation (i) to cause any and all costs of constructing and completing East Chicago Showboat so that East Chicago Showboat is Operating, including, without limitation, the costs of all labor, materials, supplies and equipment related thereto, to be paid and satisfied as the same shall become due and payable, (ii) to cause any and all costs and
cost   overruns  of  constructing  and  completing  East  Chicago
Showboat so that East Chicago Showboat is Operating not paid by the Company to be funded, paid and satisfied, (iii) to cause the completion of East Chicago Showboat (together with all support facilities and improvements appurtenant and related thereto) in accordance with the terms of the Indenture and the Escrow and Disbursement Agreement and (iv) to cause all Project Costs (as defined in the Indenture) relating to East Chicago Showboat
(together   with   all   support  facilities   and   improvements
appurtenant and related thereto) and any related real property, including, without limitation, the payment of interest (but not
principal),   taxes,   assessments,  utilities,   insurance   and
maintenance expenses, to be funded, paid and satisfied prior to delinquency to the extent necessary to cause East Chicago Showboat to become Operating. Notwithstanding anything to the contrary in this Completion Guarantee, (i) the Guarantor shall only be liable for the Obligations in the event that, and to the extent that, there are not sufficient Available Funds which the Company can then use for such purpose in accordance with the terms of the Escrow and Disbursement Agreement and (ii) the Guarantor's Obligations pursuant to this Completion Guarantee shall be limited to $30.0 million in the aggregate.

           The Guarantor shall use its best efforts to cause East Chicago Showboat to become Operating and to cause the funds in the Escrow Account to be used to make East Chicago Showboat become Operating; PROVIDED, HOWEVER, that in no event shall the use of best efforts require the Guarantor to expend more than $30.0 million in the aggregate under any and all provisions of this Completion Guarantee.

           The Guarantor acknowledges that it has received copies of and is familiar with the Indenture and each Collateral Document, all of which are incorporated herein by reference. Notwithstanding anything to the contrary in this Completion Guarantee, it is understood and agreed by the parties hereto that, except as expressly provided herein, that the Holders' and the Trustee's sole remedies under this Completion Guarantee shall be to require the Guarantor to fulfill its Obligations as described above, and in no event shall the Guarantor incur, directly or indirectly ("INCUR" meaning to create, incur, assume, guarantee or otherwise become liable for), any obligation, contingent or otherwise, for the payment of the principal amount of the First Mortgage Notes, except to the extent the First Mortgage Notes are paid as a result of a foreclosure and the Guarantor's funds were used to improve East Chicago Showboat. The Guarantor's Obligations hereunder with respect to East Chicago Showboat shall immediately terminate upon the date on which East Chicago Showboat first becomes Operating.

     2.        PROCEDURES FOR COMPLETION.

          2.1. If for any reason whatsoever the Company shall (a) fail or neglect to complete East Chicago Showboat, including the furnishing and fixturing thereof, in the manner specified in the Indenture and the Escrow and Disbursement Agreement, free and clear of all Liens, other than Permitted Liens, and fully paid for, (b) fail in any other manner to prosecute with diligence and continuity the construction and completion of East Chicago Showboat, (c) commit or permit to exist a Default or Event

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of   Default  under  the  Indenture  or  any  of  the  Collateral
Documents, (d) be unable to satisfy any condition precedent to obtaining a disbursement of Proceeds under the Escrow and Disbursement Agreement, or (e) become subject to a termination of its right to receive undisbursed Proceeds prior to the full disbursement thereof from the Escrow Account, including by reason that the Trustee has demanded that it receive the funds in the Escrow Account pursuant to Section 3.4 of the Escrow and Disbursement Agreement, then, in any such event or at any time
thereafter,  the  Trustee  may  give  written   notice   to   the
Guarantor  of   the  occurrence of such event and, if the Trustee
exercises its rights hereunder, the Trustee shall give written notice to the Guarantor prior to or contemporaneously with such exercise; PROVIDED, that the failure to give such notice shall
not  relieve  the   Guarantor  of  its  obligations  under   this
Agreement, except to the extent the Guarantor demonstrates actual damage as a result of such failure.

          2.2  Within  thirty  (30) days after the date on  which
the   Trustee  gives  any  such  notice  to  the  Guarantor,  the
Guarantor, at its sole cost, shall perform the Obligations.

          2.3 If the Guarantor fails to perform the Obligations, then, in addition to all other rights and remedies that may be available to the Trustee under this Completion Guarantee, the Indenture and the Collateral Documents, at law or in equity, including, without limitation, the right and remedy of specific performance, the Trustee or its agent may proceed as follows:

               (a) The Trustee, at its option, shall have the right, but shall have no obligation, to undertake to complete the construction of East Chicago Showboat (either itself or through any agent, contractor or subcontractor of its selection), exercisable whether or not the Trustee elects to proceed judicially or nonjudicially to foreclose on all or any portion of the First Mortgage Note Collateral.

               (b) The Trustee, at its option, shall have the right, subject to any restrictions imposed by the Indiana Riverboat Gambling Act (the "Indiana Act"), to the extent applicable, but shall have no obligation, to proceed judicially or nonjudicially to foreclose on all or any portion of the First Mortgage Note Collateral, exercisable whether or not the Trustee elects to undertake to complete the construction of East Chicago Showboat.

               (c)       Whether  or  not  the  Trustee elects to
undertake to complete the construction of East Chicago Showboat and whether or not the Trustee elects to proceed judicially or nonjudicially to foreclose on all or any portion of the First Mortgage Note Collateral, the Trustee shall have the right to recover damages from the Guarantor in an amount equal to the sum of (i) the reasonable costs incurred by the Trustee to complete the construction of East Chicago Showboat, plus (ii) all unreimbursed costs and expenses, including reasonable attorneys' fees, incurred by the Trustee in protecting, preserving, enforcing or defending its interests in this Completion Guarantee.

               (d) In any action or proceeding by the Trustee to recover damages from the Guarantor, the Trustee may exercise any and all remedies available under federal law or the laws of the State of Nevada or the State of Indiana applicable to an action on matured contractual indebtedness. No delay or failure by the Trustee to exercise any remedy against the Guarantor will be construed as a waiver of that right or remedy.

           2.4 The remedy of specific performance, the recovery of damages and all other rights and remedies under this Completion Guarantee, the Indenture and the Collateral Documents, at law or in equity, are intended to be non-exclusive. The parties recognize that the choice of remedies by the Trustee will necessarily and properly be a matter of business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by the Trustee at the

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lowest cost  to the Company or the Guarantor.   Nevertheless, the
choice of alternatives by the Trustee shall not be subject to question or challenge by the Guarantor or any other person, nor shall any such choice be asserted as a defense, set-off or basis for any claim of failure to mitigate damages in any action or proceeding arising from this Completion Guarantee.

     3. ALTERATION OF OBLIGATIONS. In such manner, upon such terms and at such times as the Trustee deems appropriate, and without notice to the Guarantor, the Trustee or the Holders of 25% of the aggregate principal amount of the First Mortgage Notes then outstanding may alter, compromise, accelerate, extend or change the time or manner for the payment or performance of any obligations hereby guaranteed, alter or amend the Escrow and Disbursement Agreement or the Construction Budget (as defined therein), release the Company, by acceptance of a deed in lieu of foreclosure or otherwise, as to all or any portion of the obligations hereby guaranteed, release, substitute or add any one or more guarantors or endorsers, accept additional or substitute security therefor, or release or subordinate any security therefor. The Guarantor acknowledges and agrees that the Escrow and Disbursement Agreement and the Construction Budget may be amended from time to time by the Company in accordance with the terms and conditions set forth in the Escrow and Disbursement Agreement and the Guarantor agrees to perform its Obligations hereunder in accordance with the terms of the Escrow and Disbursement Agreement and the Construction Budget, as so amended or altered. No exercise or non-exercise of any right hereby given to the Trustee, no dealing by the Trustee with the Guarantor or any other guarantor, endorser of the First Mortgage Notes or any other person, and no change, impairment or release of all or any portion of the obligations of the Company under the Indenture or any of the Collateral Documents or suspension of any right or remedy of the Trustee against any person, including, without limitation, the Company or any other such guarantor, endorser or other person, shall in any way affect any of the obligations of the Guarantor hereunder or any security furnished by the Guarantor, or give the Guarantor any recourse against the Trustee. If the Trustee has exculpated or hereafter exculpates the Company from personal liability in whole or in part, or has agreed or hereafter agrees to look solely to the First Mortgage Note Collateral or any other property for the satisfaction of the Company's obligations under the Indenture and the Collateral Documents, said exculpation and agreement shall not affect the Obligations of the Guarantor hereunder. The Guarantor further acknowledges that any such exculpation or agreement that has been given or that is hereafter given to the Company has been given or is given in reliance upon the covenants of the Guarantor contained herein.

     4. WAIVER. The Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including, without limitation, (a) any right to require the Trustee to proceed against the Company or any other person or to proceed against or exhaust any security held by the Trustee at any time or to pursue any other remedy in the power of the Trustee before proceeding against the Guarantor, (b) the defense of the statute of limitations in any action hereunder or in any action for the collection or performance of any obligations hereby guaranteed,
(c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or the failure of the Trustee to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person, (d) demand, presentment, protest and notice of any kind, including, without limitation, notice of the existence, creation or incurrence of any new or additional indebtedness or obligation or of any action or non-action on the part of the Company, the Trustee, any endorser or creditor of the Company or the Guarantor or on the part of any other person under this or any other instrument in connection with any obligation or evidence of indebtedness held by the Trustee, as collateral or in connection with any obligations hereby guaranteed, (e) any defense based upon an election of remedies by the Trustee, including, without limitation, an election to proceed by nonjudicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the Guarantor, the right of the Guarantor to proceed against the Company for reimbursement, or both, (f) any defense based upon any statute or rule

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of  law  that  provides  that  the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (g) any duty on the part of the Trustee to disclose to the Guarantor any facts the Trustee may now or hereafter know about the Company, regardless of whether the Trustee has reason to believe that any such facts materially increase the risk beyond that which the Guarantor intends to assume, or has reason to believe that such facts are unknown to the Guarantor, or has a reasonable opportunity to communicate such facts to the Guarantor, because the Guarantor acknowledges that it is fully responsible for being and keeping informed
of  the  financial  condition  of  the   Company   and   of   all
circumstances  bearing  on  the  risk  of  non-payment   of   any
obligations hereby guaranteed, (h) any defense arising because of the election of the Trustee, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code, and (i) any defense based upon any borrowing or grant of a security interest under
Section 364 of the  Federal  Bankruptcy Code.

     5. SUBORDINATION. Except as expressly permitted under the Indenture, no indebtedness of the Company to the Guarantor or any subsidiary of the Guarantor (other than the Company) shall be paid or withdrawn in whole or in part, nor shall the Guarantor accept any payment of or on account of any such indebtedness or as a withdrawal of capital while this Completion Guarantee is in effect. Any such payment by the Company in violation of this Completion Guarantee shall be received by the Guarantor in trust for the Trustee, and the Guarantor shall cause the same to be paid to the Trustee immediately upon demand by the Trustee on account of the Company's obligations hereby guaranteed. Any amounts paid, advanced or contributed by the Guarantor pursuant to this Completion Guarantee shall (i) (a) be evidenced by a note or notes, (b) be subordinated in right of payment pursuant to the terms and conditions set forth in the Completion Guarantor Subordination Agreement, set forth as EXHIBIT A hereto and entered into between the Company and the Guarantor on the date hereof, (c) have a maturity date no earlier than March 16, 2003; PROVIDED, HOWEVER, that principal and interest may be prepaid, at the option of the Company, without premium, under such note(s) so long as such prepayment is permitted pursuant to Section 4.07 of the Indenture and no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof under the Indenture, and (d) provide that no payment under such note(s) shall be due and payable any time a Default or Event of Default has occurred and is continuing under the Indenture or (ii) be made in the form of a capital contribution to the Company; PROVIDED THAT Disqualified Stock is not issued in exchange therefor.

     6.        BANKRUPTCY.

           6.1 So long as any Obligations are owed to the Trustee, the Guarantor shall not, without the prior written consent of the Trustee, commence, or join with any other person in commencing, any bankruptcy, reorganization or insolvency proceeding against the Company. Subject to Section 12 hereof, the obligations of the Guarantor under this Completion Guarantee shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, reorganization, insolvency, receivership, liquidation or other winding-up of the Company, or by any defense which the Company may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

           6.2 The Guarantor shall file, in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law, all claims which the Guarantor may have against the Company relating to any indebtedness of the Company to the
Guarantor, and hereby assigns to the Trustee all rights of the Guarantor thereunder. If the Guarantor does not file any such claim, the Trustee, as attorney-in-fact for the Guarantor, is hereby authorized to do so in the name of the Guarantor or, in the Trustee's discretion, to assign the claim to a nominee and to cause proofs of claim to be filed in the name of the Trustee's nominee. The foregoing power of attorney is coupled with an interest and cannot

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be revoked.  The Trustee or its nominee shall have the sole right to accept or reject any plan proposed in any such proceeding and to take any other action that a party filing a claim is entitled to take. In all such cases, whether in administration, bankruptcy or otherwise, the person authorized to pay such a claim shall pay the same to the Trustee, and, to the full extent necessary for that purpose, the Guarantor hereby assigns to the Trustee all of the Guarantor's rights to all such payments or distributions to which the Guarantor would otherwise be entitled; PROVIDED, HOWEVER, that the Guarantor's Obligations hereunder shall not be satisfied except to the extent that the Trustee receives cash by reason of any such payment or distribution. If the Trustee receives anything hereunder other than cash, the same shall be
held  as  collateral   for  amounts  due  under  this  Completion
Guarantee.

     7.    INTEREST, COSTS AND ATTORNEYS' FEES.

          7.1 If the Company or the Guarantor fail to pay all or any portion of the obligations hereby guaranteed upon demand by the Trustee, the amount of such obligations and all other sums payable by the Guarantor to the Trustee hereunder shall bear interest from the date of demand at the highest rate applicable to the principal balance of the First Mortgage Notes, or, if the First Mortgage Notes have been fully repaid, at the highest rate that would be applicable if the First Mortgage Notes had not been fully repaid.

          7.2. If the Trustee refers this Completion Guarantee to an attorney to enforce, construe or defend any provision thereof, or as a consequence of any Default or Event of Default under the Indenture or any default hereunder, with or without the filing of any legal action or proceeding, the Guarantor shall pay to the Trustee upon demand the amount of all reasonable attorneys' fees, costs and other expenses incurred by the Trustee in connection therewith, together with interest thereon from the date of demand at the highest rate applicable to the principal balance of the First Mortgage Notes, or, if the First Mortgage Notes have been fully repaid, at the highest rate that would be applicable if the First Mortgage Notes had not been fully repaid. Such attorneys' fees, costs and expenses shall include, without limitation, those incurred in connection with any bankruptcy, reorganization, insolvency, receivership, liquidation, arrangement or other similar proceeding involving the Guarantor that in any way affect the exercise by the Trustee of its rights and remedies hereunder.

     8. CUMULATIVE RIGHTS. All rights, powers and remedies of the Trustee hereunder and under any other agreement now or at any time hereafter in force between the Trustee and the Guarantor, including, without limitation, any other guarantee executed by the Guarantor relating to any indebtedness of the Company, shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to the Trustee and the Holders by law. This Completion Guarantee is in addition to and independent of the guarantee of any other guarantor of any obligations or other indebtedness of the Company.

     9. INDEPENDENT OBLIGATIONS. The Obligations of the Guarantor hereunder are independent of the obligations of the Company and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against the
Guarantor, whether or not the Company is joined therein or a separate action or actions are brought against the Company. The Trustee's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions unless and until all obligations hereby guaranteed have been paid and fully performed.

     10. APPLICATION OF PAYMENTS OR RECOVERIES. Subject to the applicable provisions of this Completion Guarantee, with or without notice to the Guarantor, the Trustee, in its sole discretion, at any time and from time to time, and in such manner and upon such terms as the Trustee deems fit, may (a) apply any or all payments or recoveries from the Company or from any other guarantor or endorser

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under any other instrument or realized from any security, in such manner and order of priority as the Trustee may determine, to any
of   the   obligations  of  the  Company,  whether  or  not  such
indebtedness is guaranteed hereby or is otherwise secured or is due and payable at the time of such application, and (b) refund
to  the  Company  any  payment   received by the Trustee upon any
obligations hereby guaranteed, and payment of the amount refunded shall be fully guaranteed hereby.

     11. FINANCIAL STATEMENTS. The Guarantor hereby represents and warrants that the information pertaining to the Guarantor set forth in its most recent filings with the Securities and Exchange Commission is true and correct in all material respects, and fairly presents the financial condition and results of operations of the Guarantor as of the respective dates indicated therein and for the periods covered thereby, and that no material adverse change has occurred in the business, condition (financial or other), results of operations, properties or prospects of the Guarantor and its subsidiaries, individually or in the aggregate, since the date of the latest information provided therein.

     12.         SUSPENSION   OF  OR  EXCUSE  FROM   PERFORMANCE.
Notwithstanding anything to the contrary in this Completion Guarantee, if, at any time, there shall occur a Force Majeure Event with respect to East Chicago Showboat, then the Guarantor's Obligations under this Completion Guarantee shall be suspended (the "SUSPENSION") until such time as the Force Majeure Event is removed. During the period following any date of Suspension and until the end of such Suspension, the Guarantor shall use its best efforts to remove the Force Majeure Event.

     13. DEFINITIONS. As used in this Completion Guarantee, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). All other capitalized terms used herein but not defined shall have the meanings given them in the Indenture.

           "AMOUNTS REQUIRED FOR COMPLETION" shall mean (i) all regularly scheduled payments of principal, as well as all interest and other amounts (other than principal payments prior to the regularly scheduled date of repayment), due and payable pursuant to any Indebtedness (other than the First Mortgage Notes) prior to the occurrence of the date on which East Chicago Showboat becomes Operating, (ii) all regularly scheduled payments of interest due and payable under the First Mortgage Notes prior to the occurrence of the date on which East Chicago Showboat becomes Operating; PROVIDED, that in no event shall the Guarantor be responsible to pay any amounts of principal due on the First Mortgage Notes), (iii) all costs of construction of East Chicago Showboat (including, without limitation, the costs relating to the Casino, gaming and other equipment, pre-opening expenses, capitalized interest, breakwater, garage, furniture, fixtures and equipment, contingency, pavilion, design and development fees, economic development incentives, site improvements and infrastructure, financing fees and expenses, and bankroll and working capital, all as identified as a Use of Funds needed in connection with East Chicago Showboat so that East Chicago Showboat is Operating in the Escrow and Disbursement Agreement and the Construction Budget, in each case, as it may be amended from time to time, prior to or concurrently with the date on which East Chicago Showboat becomes Operating, (iv) all amounts owing under any agreement entered into in connection with the construction or development of East Chicago Showboat so that East Chicago Showboat is Operating, as well as all amounts owing to the City of East Chicago, the State of Indiana, or any other governmental authority, agency, board, subdivision or special purpose corporation thereof prior to or concurrently with the date on which East Chicago Showboat becomes Operating, (v) all operating costs of the Company prior to the time East Chicago Showboat becomes Operating, and (vi) any other amounts or funds required in order to cause East Chicago Showboat to become Operating, including, without limitation, for the furnishing of labor, materials, supplies or equipment, from taxes, assessments, fees or other charges, from injuries or damages to persons or property, or otherwise.

          "AVAILABLE FUNDS" shall have the meaning assigned to it in the Escrow and Disbursement Agreement.

           "FORCE MAJEURE EVENT" shall mean strikes, lockouts or other labor trouble; fire or other casualty; governmental preemption in connection with a national emergency; breakdown, accident or other acts of God; acts of war, insurrection, civil strife and commotion; failure to supply despite the reasonable diligence of the Company and the Guarantor; any statute, rule, order or regulation of any legislature or governmental agency or any department or subdivision thereof; any litigation not caused by the Company, the Guarantor or any of the Guarantor's affiliates; or any other event outside the control of the Company or the Guarantor; in each such case that shall make it physically impossible or unlawful to cause East Chicago Showboat to become Operating; PROVIDED, HOWEVER, that it shall not be deemed to be a Force Majeure Event to the extent it is not physically impossible or unlawful to cause East Chicago Showboat to become Operating by amending or altering the meaning of Minimum Facilities as defined in the Indenture and the Escrow and Disbursement Agreement or otherwise altering or amending a physical specification of East Chicago Showboat (in which case the Guarantor shall have the obligation pursuant to this Completion Guarantee to complete the construction of East Chicago Showboat to such modified or amended extent), and; PROVIDED, FURTHER, that nothing in this definition shall prevent or cease to cause a Default or Event of Default under the Indenture for failure to construct East Chicago Showboat in accordance with the Minimum Facilities or the Plans.

          "PROCEEDS" shall have the meaning assigned to it in the Escrow and Disbursement Agreement.

     14.    REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS.
The Guarantor represents, warrants and covenants to the Trustee that:

           14.1 The execution and delivery of this Completion Guarantee, the performance of this Completion Guarantee, compliance by the Guarantor with the provisions hereof and the consummation of the transactions contemplated hereby, will not
(i) conflict with or result in a breach or violation of any of the respective charters or bylaws of the Guarantor or any of its subsidiaries or any respective material franchise or license of the Guarantor or any of its subsidiaries or any of the terms or provisions thereof, (ii) constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Guarantor or any of its subsidiaries is or may be subject, (iii) contravene any order of any court or governmental agency (including, without limitation, any gaming authority in any state of the United States or foreign country or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties, or (iv) violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Guarantor or any of its subsidiaries or any of their respective properties, in the case of clauses (i), (ii), (iii) and (iv) which conflict, breach, violation, default or contravention, singly or in the aggregate with each other conflict, breach, violation, default or contravention, would have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Guarantor and its subsidiaries, individually or in the aggregate, or would materially and adversely affect the consummation of this Completion Guarantee or the transactions contemplated hereby.

           14.2 The Guarantor has all necessary corporate power and authority to execute and deliver this Completion Guarantee and to perform its obligations hereunder.

            14.3 This Completion Guarantee has been duly authorized, executed and delivered by the Guarantor and constitutes the legal, valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the enforceability hereof may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

          14.4 The Guarantor agrees that it will not, and that it will cause its subsidiaries not to, enter into any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument that would conflict with the performance by the Guarantor of its obligations under this Completion Guarantee or compliance by the Guarantor with the provisions hereof or pursuant to which this Completion Guarantee would constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any lien.

     15. NOTICES. Whenever the Guarantor or the Trustee shall desire to give or serve any notice, demand, request or other communication with respect to this Completion Guarantee, each such notice shall be in writing and shall be effective only if the same is delivered by personal service, by telegram, or mailed by certified mail, postage prepaid, return receipt requested, addressed as follows:

          (a)  if to the Guarantor, at:

               Showboat, Inc.
               2800 Fremont Street
               Las Vegas, Nevada 89104
               Attention:  Chief Financial Officer
               Telephone:  (702) 385-9123
               Facsimile:  (702) 385-9678

               with copies to

               Kummer Kaempfer Bonner & Renshaw
               3800 Howard Hughes Parkway
               Las Vegas, NV 89109
               Attention:  John N. Brewer, Esq.
               Telephone:  (702) 792-7000
               Facsimile:  (702) 796-7181
and

               Ice Miller Donadio & Ryan
               One American Square, 31st Floor
               Indianapolis, Indiana 46204
               Attention:  Stephen J. Hackman, Esq.
               Telephone:  (317) 236-2100
               Facsimile:  (317) 236-2219

or

          (b)  if to the Trustee, as provided in the Indenture;

or at such other address as shall have been furnished in writing by any person described above to the party required to give notice hereunder.

          Any such notice delivered personally shall be deemed to have been received upon delivery. Any such notice sent by telegram shall be presumed to have been received by the addressee one business day after its acceptance for sending by an authorized carrier thereof. Any such notice sent by mail shall be presumed to have been received by the addressee three business days after posting in the United States mail. The Guarantor or the Trustee may change its address by giving the other party written notice of the new address as provided herein.

     16. SUCCESSORS AND ASSIGNS. This Completion Guarantee shall inure to the benefit of the Trustee, its successors and assigns, including the assignees of any obligations hereby guaranteed, and shall bind the heirs, executors, administrators, personal representatives, successors and assigns of the Guarantor. This Completion Guarantee may be assigned by the Trustee with respect to all or any portion of the obligations hereby guaranteed, and when so assigned the Guarantor shall be liable to the assignees under this Completion Guarantee without in any manner affecting the liability of the Guarantor hereunder with respect to any Obligations retained by the Trustee.

     17.       MISCELLANEOUS PROVISIONS.

          17.1 THIS COMPLETION GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEVADA, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF NEVADA LAW, INCLUDING THE NEVADA GAMING CONTROL ACT AND THE REGULATIONS PROMULGATED THEREUNDER. THE GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEVADA AND CONSENTS TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY NEVADA LAW IN ANY ACTION BROUGHT UNDER OR ARISING FROM THIS COMPLETION GUARANTEE.

           17.2 Except as provided in any other written agreement now or at any time hereafter in force between the Guarantor and the Trustee, this Completion Guarantee shall constitute the entire agreement of the Guarantor with the Trustee with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Trustee unless expressed herein.

           17.3 Should any term, covenant, condition or provision of this Completion Guarantee be determined to be illegal or unenforceable, it is the intent of the parties that all other terms, covenants, conditions and provisions hereof shall nevertheless remain in full force and effect.

           17.4  Time  is  of  the  essence  to  this  Completion
Guarantee and each of its provisions.

           17.5 When the context and construction so require, all words used in the singular herein shall be deemed to include the plural, the masculine shall include the feminine and neuter, and vice versa.

          17.6 The word "person" as used herein shall include any
individual,   company,  firm,  association,  partnership,   joint
venture, corporation, trust or other legal entity of any kind whatsoever.

          17.7 No provision of this Completion Guarantee or right granted to the Trustee hereunder may be waived in whole or in part, nor can the Guarantor be released from the Guarantor's obligations hereunder, except by a writing duly executed by an authorized officer of the Trustee. No provision of this Completion Guarantee or any of the Obligations hereunder may be amended without the prior written consent of the Guarantor and the Trustee and the consent of any additional beneficiaries hereof shall not be required.

          17.8 The Trustee need not inquire into the power of the Company or the authority of its partners, officers, shareholders or agents acting or purporting to act on its behalf.

          17.9 This Completion Guarantee is intended only for the benefit of the Trustee, for the benefit of the Holders, and is not intended to benefit any other third party, including any other creditor of the Company.

           17.10 The headings of this Completion Guarantee are inserted for convenience only and shall have no effect upon the construction or interpretation thereof.


                    [SIGNATURE PAGE FOLLOWS]

           IN WITNESS WHEREOF, the undersigned have executed this Completion Guarantee as of the date first above written.

                          GUARANTOR:

                          SHOWBOAT, INC., a Nevada
                          corporation

                          By:/s/ R. Craig Bird
                              Name:    R. Craig Bird
                              Title:   Executive Vice President
                                       Finance and Administration

Accepted and Agreed:

American Bank National Association, a
national banking association, as Trustee

By: /s/
Name:
Title:

By: /s/ Thomas M. Korsman
Name:  Thomas M. Korsman
Title: Vice President

                           EXHIBIT A

          COMPLETION GUARANTOR SUBORDINATION AGREEMENT

                                                   EXECUTION COPY

          COMPLETION GUARANTOR SUBORDINATION AGREEMENT


           COMPLETION GUARANTOR SUBORDINATION AGREEMENT (this "AGREEMENT") dated as of March 28, 1996 by and between SHOWBOAT, INC., a Nevada corporation (the "GUARANTOR"), and American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined below).


                     W I T N E S S E T H :


           WHEREAS, contemporaneously herewith Showboat Marina Casino Partnership, an Indiana general partnership ("SHOWBOAT PARTNERSHIP"), and Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), are issuing $140,000,000 aggregate principal amount of 13 1/2% First Mortgage Notes due 2003 (the "FIRST MORTGAGE NOTES") pursuant to an Indenture dated as of March 28, 1996 by and among the Company and the Trustee (the "INDENTURE" and, together with the First Mortgage Notes, the Collateral Documents and all other documents and agreements relating thereto, the "FIRST MORTGAGE NOTE DOCUMENTS");

            WHEREAS, the Guarantor (i) has entered into a Completion Guarantee, dated as of March 28, 1996, in favor of the Trustee (the "COMPLETION GUARANTEE") and (ii) may in the future enter into one or more completion or other guarantees in support of the obligations of the Company with respect to the First Mortgage Notes (with all completion and other guarantees described in this paragraph being herein collectively called the "GUARANTEES");

           WHEREAS, any amounts advanced or paid pursuant to the Guarantees (such amounts being referred to herein as "GUARANTEE
PAYMENTS")  may be loans owing to the Guarantor (the  "COMPLETION
LOANS") by the Company;

           WHEREAS, all Completion Loans, together with all principal, interest, fees, indemnities and other amounts owing with respect thereto, shall be herein called the "SUBORDINATED
OBLIGATIONS");

           WHEREAS, pursuant to the Security Agreement, the Company has granted to the Trustee for the benefit of the holders of the First Mortgage Notes a first priority perfected lien on, and security interest in, the Collateral;

          WHEREAS, the Trustee, for the benefit of the holders of the First Mortgage Notes, is the holder of that certain Leasehold Mortgage, Assignment of Rents and Security Agreement executed by the Company on March 28, 1996 in respect of INTER ALIA, the Company's leasehold estate in certain real property comprising a part of East Chicago Showboat; and

           WHEREAS,  as a condition to the issuance of the  First
Mortgage Notes, the parties hereto (including the Guarantor) are required to execute and deliver this Agreement;

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   SUBORDINATION.

           1.01 DEFINITIONS. For purposes of this Agreement, the term "HOLDERS" shall mean the Holders from time to time of the First Mortgage Notes and the term "FIRST MORTGAGE NOTE OBLIGATIONS" shall mean (a) the principal of, and premium, if any, and interest and Liquidated Damages, if any, on the First Mortgage Notes and (b) all other Obligations and Indebtedness of the Company to the Holders under the First Mortgage Notes and the Indenture. Except as otherwise defined herein, capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

           1.02 SUBORDINATION OF LIABILITIES. The Guarantor, for itself and its successors and assigns, hereby covenants and agrees that the payment of the Subordinated Obligations is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all First Mortgage Note Obligations. The provisions of this
Section 1 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become or continue to remain Holders and such provisions are made for the benefit of the Holders and such Holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and each of them may proceed to enforce such provisions.

           1.03  COMPANY  NOT TO MAKE PAYMENTS  WITH  RESPECT  TO
SUBORDINATED OBLIGATIONS IN CERTAIN CIRCUMSTANCES.

           (a) Until all First Mortgage Note Obligations shall have been paid in full in cash, no payment or distribution of any kind or character (whether in cash, property, securities or otherwise) shall be made in respect of any Subordinated Obligations other than any payments permitted under Section 4.07 of the Indenture.

           (b) In the event that notwithstanding the provisions of the preceding subsection (a) of this Section 1.03, (i) the Company or any of its Subsidiaries shall make any payment to the Guarantor on account of the Subordinated Obligations, which payment is not permitted by said subsection (a), or (ii) the Guarantor receives any payment or distribution from any enforcement or other action against the Collateral, such payment shall be held by the Guarantor in trust for the benefit of the Holders, and shall be paid forthwith over and delivered to the Trustee, for application to the payment of all First Mortgage Note Obligations remaining unpaid to the extent necessary to pay the First Mortgage Note Obligations in full in cash in accordance with the terms of the First Mortgage Note Documents after giving effect to any concurrent payment or distribution to or for the benefit of the Holders.

           1.04 SUBORDINATION TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF COMPANY. Upon any distribution of assets of the Company upon any dissolution, winding-up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

           (a) the Holders shall first be entitled to receive payment in full in cash of all First Mortgage Note Obligations (including, without limitation, post-petition interest at the rate provided in the First Mortgage Note Documents whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before the Guarantor is entitled to receive any payment of any kind or character with respect to any Subordinated Obligations, other than any payments permitted under Section 4.07 of the Indenture;

           (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property, securities or otherwise to which the Guarantor would be entitled except for the provisions of this Section 1.04, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the Holders or to the Trustee to the extent necessary to make payment in full in cash of all First Mortgage Note Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Holders; and

           (c) in the event that, notwithstanding the foregoing provisions of this Section 1.04, any payment or distribution of assets of the Company of any kind or character, whether in cash, property, securities or otherwise, shall be received by the Guarantor on account of Subordinated Obligations before all First Mortgage Note Obligations are paid in full in cash, which payment or distribution is not permitted by the preceding subsections (a) and (b) of this
     Section 1.04, such payment or distribution shall be received and held in trust for and shall be paid over to the Holders or to the Trustee for application to the payment of such First Mortgage Note Obligations until all First Mortgage Note Obligations shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the Holders.

          1.05 EFFECT OF SUBORDINATION ON OBLIGATIONS PURSUANT TO CONSULTING AGREEMENTS. The Guarantor hereby agrees for the benefit of the Company and the Holders to the extent any payment of Subordinated Obligations is not permitted to be made pursuant to the provisions of this Section 1, then, and notwithstanding anything to the contrary contained in any other agreement, the respective Subordinated Obligations shall not be payable by the Company or any of its Subsidiaries until they are permitted to be paid in accordance with the terms of this Section 1. To the extent that any such Subordinated Obligations are not payable by the Company or any of its Subsidiaries pursuant to this
Section 1, the Guarantor shall forbear from exercising any right to accelerate the Company's obligations under any instrument or agreement evidencing any such obligation of the Company as a result thereof so long as the Indenture or this Agreement shall continue to prohibit the Company from making such payments. Without limiting the foregoing, no action shall be taken by the Guarantor to enforce the payment of any

Subordinated Obligations until all First Mortgage Note Obligations shall have been paid in full in cash.

           1.06 SUBROGATION. After all First Mortgage Note Obligations have been paid in full in cash, the Guarantor shall have and be entitled to all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Agreement with respect to the claims of the Holders against the Company or any other guarantor of the First Mortgage Note Obligations.

           1.07 SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS. No right of any Holder or the Trustee to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such Holder, or by any noncompliance by the Company with the terms and provisions of the Completion Guarantee or any other agreement regardless of any knowledge thereof which any such Holder may have or otherwise be charged with. The Holders or the Trustee may, without in any way affecting the obligations of the Guarantor with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any First Mortgage Note Obligations or amend, modify or supplement any of the First Mortgage Note Documents or exercise or refrain from exercising any of their other rights under the First Mortgage Note Documents, including, without limitation, the waiver of default thereunder and the release of any collateral securing the First Mortgage Note Obligations, all without notice to or assent from the Guarantor.

          2.   OTHER RESTRICTED PAYMENTS; SUBORDINATED RIGHTS.

           2.01 RECEIPT OF RESTRICTED PAYMENTS. In addition to the provisions of Section 1 hereof, until all First Mortgage Note Obligations have been repaid in full in cash, the Guarantor shall not, and shall not permit any of its Subsidiaries to, receive any Restricted Payment in violation of the provisions of the Indenture (including, without limitation, Section 4.07 thereof).

           2.02 RECEIPT OF PAYMENTS TO BE HELD IN TRUST. In the event that, notwithstanding the provisions of the preceding subsection 2.01, the Guarantor or any of its Subsidiaries shall receive any payment not permitted to be received by them pursuant to said subsection 2.01, such payment shall be held by the Guarantor or such respective Subsidiary in trust for the benefit of the Holders, and shall be paid forthwith and delivered (with the Guarantor hereby agreeing to pay such amount over) to the Trustee for application to the payment of all First Mortgage Note Obligations remaining unpaid to the extent necessary to pay all First Mortgage Note Obligations in full in cash after giving effect to any concurrent payment or distribution to the Holders.

           3. AMENDMENT. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the Trustee and the Guarantor.

           4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEVADA, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF NEVADA LAW, INCLUDING THE NEVADA GAMING CONTROL ACT AND THE REGULATIONS PROMULGATED THEREUNDER. THE GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEVADA AND CONSENTS TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY NEVADA LAW IN ANY ACTION BROUGHT UNDER OR ARISING FROM THIS COMPLETION GUARANTEE.

           5. THIRD PARTY BENEFICIARIES. This Agreement is entered into for the benefit of the Holders and may not be amended, modified or supplemented in any respect, or terminated, without the consent of the Trustee or that percentage of the
Holders required pursuant to the terms of the Indenture. The provisions of this Agreement are continuing provisions and all First Mortgage Note Obligations to which they apply shall conclusively be presumed to have been created in reliance thereon. Except to the extent provided in Section 1.05 hereof, this Agreement is not entered into for the benefit of the Company, and the Company shall not be a third party beneficiary of this Agreement.

           6. TERMINATION. This Agreement shall terminate on the date on which all First Mortgage Note Obligations have been repaid in full in cash.

            7.     REPRESENTATIONS,  WARRANTIES  AND   ADDITIONAL
COVENANTS.   The Guarantor represents, warrants and covenants  to
the Trustee that:

           7.01 The execution and delivery of this Agreement, the performance of this Agreement, compliance by the Guarantor with the provisions hereof and the consummation of the transactions contemplated hereby, will not (i) conflict with or result in a breach or violation of any of the respective charters or bylaws of the Guarantor or any of its subsidiaries or any respective material franchise or license of the Guarantor or any of its subsidiaries or any of the terms or provisions thereof, (ii) constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Guarantor or any of its subsidiaries is or may be subject, (iii) contravene any order of any court or govern mental agency (including, without limitation, any gaming authority in any state of the United States or foreign country) or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties, or (iv) violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Guarantor or any of its subsidiaries or any of their respective properties, in  the  case  of  clauses
(i), (ii), (iii) and (iv) which conflict, breach, violation, default or contravention, singly or in the aggregate with each other conflict, breach, violation, default or contravention, would have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Guarantor and its subsidiaries, individually or in the aggregate, or would materially and adversely affect
the   consummation   of  this   Agreement  or   the  transactions
contemplated hereby.

           7.02 The Guarantor has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

           7.03 This Agreement has been duly authorized, validly executed and delivered by the Guarantor and constitutes the legally valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the enforceability hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

          7.04 The Guarantor agrees that it will not, and that it will cause its subsidiaries not to, enter into any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument which would conflict with the performance by the Guarantor of its obligations pursuant to this Agreement or compliance by the Guarantor with the provisions hereof or pursuant to which this Agreement would constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any lien.

           7.05 The Guarantor agrees (i) to place on any note or other instrument evidencing Subordinated Obligations a legend stating that such obligations are subject to the terms and conditions of this Agreement and (ii) not to sell, assign, transfer, pledge or otherwise dispose of any such note or other instrument to any other party.

           8. NOTICES, ETC. All notices, requests, approvals, consents and other communications required or permitted to be made hereunder shall, except as otherwise provided, be in writing and may be delivered personally or sent by telegram, telecopy, facsimile, telex, first class mail or overnight courier, postage prepaid, to the parties hereto addressed as follows:

                    (a)  if to Showboat, at:

               Showboat, Inc.
               2800 Fremont Street
               Las Vegas, Nevada 89104
               Attention:  Chief Financial Officer
               Telephone:  (702) 385-9123
               Facsimile:  (702) 385-9678
               with copies to:

               Kummer, Kaempfer, Bonner & Renshaw
               3800 Howard Hughes Parkway
               Las Vegas, NV 89109
               Attention:  John N. Brewer
               Telephone:  (702) 792-7000
               Facsimile:  (702) 796-7181

               and

               Ice, Miller, Donadio & Ryan
               One American Square
               31st Floor
               Indianapolis, Indiana 46204
               Attention:  James Burrows
               Telephone:  (317) 236-2100
               Facsimile:  (317) 235-2219


                    (b)   if to the Trustee, as provided in  the
               Indenture;

                    (c)  if to the Company, at:

               Showboat Marina Casino Partnership
               Showboat Marina Finance Corporation
               2001 East Columbus Drive
               East Chicago, Indiana 46312
               Attention:  Vice President - Finance and
                           Administration
               Telephone:  (219) 392-1111
               Facsimile:  (219) 736-2334

Such notices, requests and other communications sent as provided above shall be effective when received by the addressee thereof, unless sent by registered or certified mail, postage prepaid, in which case they shall be effective exactly three (3) business days after being deposited in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other parties hereto in conformity with this section.

                         [SIGNATURE PAGE FOLLOWS]

           IN WITNESS WHEREOF, the Trustee and the Guarantor have caused this Agreement to be duly executed and delivered as of the date first written above.


                              GUARANTOR:

                              SHOWBOAT, INC., a Nevada
                              corporation


                              By: /s/ R. Craig Bird
                                 Name:  R. Craig Bird
                                 Title: Executive Vice President
                                        - Finance  and Administration



Acknowledged and agreed by:
American Bank National Association, a
national banking association, as Trustee


By:       /s/
Name:
Title:    Vice President



By:       /s/ Thomas M. Korsman
Name:     Thomas M. Korsman
Title:    Vice President